UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) March 3, 2004

STAAR SURGICAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1911 Walker Avenue
Monrovia, California 91016
(Address of principal executive offices) (Zip Code)

(626) 303-7902
(Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 3, 2004.
99.2	Transcript of presentation given by David Bailey and John Bily at a conference call conducted by STAAR Surgical Company on March 3, 2004.

Item 12.  Results of Operations and Financial Condition.

On March 3, 2004, STAAR Surgical Company issued a press release announcing preliminary financial results for the fourth fiscal quarter of 2003 and the fiscal year ended January 2, 2004. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

On March 3, 2004, STAAR Surgical Company held an earnings conference call to discuss the preliminary financial results for the fourth fiscal quarter of 2003 and the fiscal year ended January 2, 2004. A transcript of the presentation given by David Bailey and John Bily in the call is attached to this report as Exhibit 99.2 and is incorporated herein by this reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2004	STAAR SURGICAL COMPANY
By: /s/ John Bily John Bily Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 3, 2004.
99.2	Transcript of presentation given by David Bailey and John Bily at a conference call conducted by STAAR Surgical Company on March 3, 2004.